Note 11 - Notes Payable in Default	12 Months Ended
Dec. 31, 2016
Notes
Note 11 - Notes Payable in Default

NOTE 11–NOTE PAYABLE

On April 27, 2016, we issued a promissory note for $27,000 with an investor in conjunction with assignment of his note dated June 26, 2015, to another investor (Note 12). The note included a $25,000 cash payment and a $2,000 original issue discount. The note is unsecured, accrues interest at 1% per annum, and is due and payable on October 26, 2016. In connection with the execution of the promissory note, we also issued a warrant to purchase 5,000 shares of common stock (Note 14). As of December 31, 2016, this note remains outstanding and has accrued interest of $182.